SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

Subsequent to December 31, 2023:

a) the Company granted a total of 1,750,000 incentive stock options to directors, officers and consultants exercisable at the price of $0.10 per share for a period of three years.

b) the Company announced a private placement and intends to raise gross proceeds of up to $30,000 by issuing up to 300,000 units of the Company, at the price of $0.10 per unit. Each unit will consist of one (1) common share of the Company and one (1) share purchase warrant to purchase an additional common share of the Company, at the price of $0.15 per common share, for a period of three (3) years from the closing date. To date, the Company has received $19,000 of subscription funds.